EXHIBIT 32

  CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Kiwi Network Solutions, Inc. (the "Registrant") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley Wilson, President, Chief Executive Officer and principal financial officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section
    13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: May 19, 2004


                              /s/ Bradley Wilson
                              ---------------------------------
                              Bradley Wilson, President,
                              Chief Executive Officer and
                              principal financial officer